                                                                    Exhibit (24)



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint HARRY C. STONECIPHER and PAUL DONOVAN, and either or both of them, as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission the Annual Report on Form 10-K of said Corporation for the year ended December 31, 1993 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint HARRY C. STONECIPHER and PAUL DONOVAN, and either or both of them, as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form 10-K.

     And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form 10-K shall comply with the Securities Exchange Act of 1934 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 16th day of February, 1994.

                                           SUNDSTRAND CORPORATION


                                      By:  /s/ Harry C. Stonecipher
                                           ------------------------
                                           Harry C. Stonecipher
                                           Chairman of the Board,
                                           President and Chief
                                           Executive Officer


(CORPORATE SEAL)

ATTEST:



/s/ Richard M. Schilling
- ------------------------
Richard M. Schilling
Secretary

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SIGNATURE                                  TITLE
- ---------                                  -----




/s/ Harry C. Stonecipher                         Chairman of the Board,
- --------------------------                       President
Harry C. Stonecipher                             and Chief Executive Officer




/s/ Paul Donovan                                 Executive Vice President and
- --------------------------                       Chief Financial Officer
Paul Donovan




/s/DeWayne J. Fellows                            Vice President and Controller
- --------------------------
DeWayne J. Fellows




/s/ J. P. Bolduc                                 Director
- --------------------------
J. P. Bolduc




/s/ Gerald Grinstein                             Director
- --------------------------
Gerald Grinstein




/s/ Charles Marshall                             Director
- ---------------------------
Charles Marshall

SIGNATURE                                  TITLE
- ---------                                  -----




/s/ Klaus H. Murmann                             Director
- ---------------------------
Klaus H. Murmann





/s/ Donald E. Nordlund                           Director
- ---------------------------
Donald E. Nordlund




/s/ Don R. O'Hare                                Director
- ---------------------------
Don R. O'Hare




/s/ Thomas G. Pownall                            Director
- ---------------------------
Thomas G. Pownall




/s/ John A. Puelicher                            Director
- ---------------------------
John A. Puelicher




/s/ Ward Smith                                   Director
- ---------------------------
Ward Smith




/s/ Robert J. Smuland                            Director
- ---------------------------
Robert J. Smuland